SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2006*

PROSPERO MINERALS CORP.
(Exact Name of Registrant as Specified in its Charter)

Nevada     000-50429    33-1059313

(State of Incorporation)  (Commission File Number)    (IRS Employer ID)

575 Madison Avenue, 10th Floor
New York, New York 10022-2511
(Address of principle executive offices)

(212) 937-8442
(Registrant’s telephone number, including area code)

Corumel Minerals Corp.
(Former name or former address, if changed since last report)

Copies to:
Richard Friedman , Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* This Amendment No. 2 to Form 8-K is being filed to amend the Current Report on Form 8-K/A filed with the Securities and Exchange Commission on April 6, 2006.

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review. Agreement.

In a Form 8-K/A filed with the Securities and Exchange Commission on April 6, 2006, Prospero Minerals Corp. (formerly known as Corumel Minerals Corp. and referred to herein as the “Company”) disclosed that it had entered into an Asset Purchase Agreement (the “Purchase Agreement”) with RCA Resources Corporation (“RCA”). Pursuant to the terms of the Purchase Agreement, the Company acquired all of the assets of RCA pertaining to RCA’s planned mineral exploration activities. The assets included (1) a 100% interest in Lobaye Gold SARL (“Lobaye”), a limited liability company registered under the laws of the Central African Republic, (2) three general exploration licenses for three specific regions in the Central African Republic for a validity period of three years for gold and diamond prospecting, (3) a lease agreement for industrial mining equipment, (4) mining equipment and (5) the assignment of $1,265,388 in loans made by RCA to Lobaye. In connection with the acquisition of the aforementioned assets, the Company filed Lobaye’s financial statements for the year ended December 31, 2005 and for the period from March 4, 2004 through December 31, 2004 as well as unaudited Pro-Forma financial information as an exhibit to the 8-K/A (the “Lobaye Financial Statements”).

Subsequent to the completion of the transaction, the Company undertook a review of Lobaye’s financial records, and, after completing such review, on July 13, 2006, the Company determined that the Lobaye Financial Statements, do not accurately reflect the financial history of Lobaye because Lobaye made certain disbursements and received certain advances from RCA that the Company could not verify because of Lobaye’s weak internal controls and lack of documentation for certain transactions. Accordingly, the Lobaye Financial Statements for the year ended December 31, 2005 and for the period from March 4, 2004 through December 31, 2004 as well as the unaudited Pro-Forma financial information should no longer be relied on.

The Company’s board has discussed the matters disclosed in this filing pursuant to this Item with its independent accountants prior to its filing this amended 8-K.

In addition to the foregoing, the Company has determined that no financial statements for the acquisition of Lobaye ’s assets were required to be filed based upon the fact that Lobaye was not conducting a business as defined by applicable SEC rules and regulations as of the date the assets were acquired by the Company. Accordingly, no financial statements for Lobaye need or will be supplied.

Item 9.01 Financial Statements and Exhibits.

See Item 4.02 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERO MINERALS CORP.

Date: July 13, 2006
By: /s/ Chris Roth
Chris Roth
Chief Executive Officer and President

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